UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 22, 2022

(Date of earliest event reported)

HFactor, Inc.

(Exact name of registrant as specified in its charter)

Georgia	000-1144546	58-2634747
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 NW 168th Street, STE 307

North Miami Beach, FL 33169

(Address of principal executive offices)

(929) 930-3969

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered/
Common Stock	HWTR	OTC Markets: PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable products, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE

HFactor, Inc. ("HFactor", “HWTR”, the "Company", "we", "us") was incorporated in July 2001 in the State of Georgia under the name OwnerTel, Inc. The name of the Company was changed to Ficaar, Inc. in December of 2007, and to HFactor, Inc. in November 2021.

In July 2022, the then serving officers and directors of the Company entered into a series of transactions that resulted in a change in control. This Current Report responds to the following Items in Form 8-K that came about as a result of the events on July 22, 2022:

Item 1.01.	Entry into a Material Definitive Agreement

Item 3.02.	Unregistered Sales of Equity Securities

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Item 5.01.	Changes in Control of Registrant

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01	Exhibits

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 22, 2022, the Company entered into a Memorandum of Understanding (“MOU”) with Bearface LLC. Pursuant to the terms of the MOU and in relevant part, the parties agreed that (i) Bearface LLC would purchase 600,000 shares of Common Stock through the Company’s then active Regulation A offering in exchange for $600,000 consideration; (ii) Dawn Cames would be appointed as the Chairman of the Board of Directors; and (iii) all then serving officers and directors would tender their resignations and Gail Levy would be appointed as President of the Company. A copy of the MOU is attached hereto as Exhibit 10.0.

In January 2023, the Company engaged Concorde Consulting Corp. (“CCC”) to provide consulting and advisory services with respect to various aspects of our business including, but not limited to website design, marketing, rebranding, corporate structure, and growth and expansion opportunities. The parties ratified this arrangement by entering into that certain consulting agreement dated August 15, 2023, but effective as of January 1, 2023 (the “Agreement”) (attached hereto as Exhibit 10.1). On July 16, 2024, the Parties amended the scope of services to also include the development/management of all social media platforms for the Company. The Agreement has a term of twelve months and continues month-to-month thereafter based on the mutual agreement of the parties. As compensation for services rendered, the Company agreed to pay CCC (i) 1,933,333 shares of Common Stock; (ii) 100 shares of Series D Preferred Stock each month the Agreement is in effect as a monthly retainer; and (iii) $0.10 for every beverage unit/product sold in accordance with and pursuant to the terms of that certain Royalty Agreement (attached hereto as Exhibit 10.2) entered into by the parties. The Royalty Agreement provides for a $0.10 royalty on all beverage products sold from September 1, 2023 and continuing in perpetuity.

On August 11, 2023, the Company and CCC also entered into that certain secured promissory note (the “Note”) (attached hereto as Exhibit 10.3) whereby CCC agreed to loan the Company up to $500,000. The Note bears interest at a rate of seven (7%) percent per annum and matured on May 31, 2024. The Company granted CCC a secured interest in all equipment, inventory, materials, supplies, intellectual property, etc. as security against the Company’s repayment obligations (see Exhibit 10.4 attached hereto).

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

From July 2022 through the date of this filing, the Company has issued (or accrued an obligation to issue) 2,000 shares of Series D Preferred Stock and 1,933,333 shares of Common Stock as compensation for services rendered by consultants/advisors.

On or around October 28, 2022, the Company issued 2 shares of Series D Preferred Stock to Bearface LLC in exchange for $10,000 consideration. A copy of the corresponding stock purchase agreement is attached hereto as Exhibit 10.5.

On or around March 20, 2023, the Company issued 13 shares of Series D Preferred Stock to Bearface LLC in exchange for $65,000 consideration. A copy of the corresponding stock purchase agreement is attached hereto as Exhibit 10.6.

On September 26, 2023, the Company and Richard Propper (“Propper”) entered into a Settlement Agreement and Mutual Release of All Claims (attached hereto as Exhibit 10.7) whereby Propper agreed to cancel (i) a promissory note with a principal balance due and owing in the amount of $405,918; and (ii) an accrued salary in the amount of $375,000, all in exchange for 100 shares of Series D Preferred Stock.

On September 26, 2023, the Company and Connie Lemen (“Lemen”) entered into a Settlement Agreement and Mutual Release of All Claims (attached hereto as Exhibit 10.8) whereby Lemen agreed to cancel a promissory note with a principal balance due and owing in the amount of $90,000 in exchange for 18 shares of Series D Preferred Stock.

ITEM 4.01	Changes in Registrant’s Certifying Accountant

In 2021, the Company engaged Bolko & Company (“Bolko”) as its new independent accountant.

The reports of Bolko regarding the Company’s financial statements for the fiscal years ended December 31, 2022 and 2021, being the two most recent fiscal years for which the Company has filed audited financial statements with the Securities and Exchange Commission (the “SEC”), did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

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During the fiscal years ended December 31, 2022 and 2021, and through September 30, 2023, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Bolko on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Bolko would have caused Bolko to make reference thereto in connection with its report.

During the fiscal years ended December 31, 2022 and 2021, and through September 30, 2023 the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management of the Company discussed with Bolko the continued existence of material weaknesses in the Company’s internal control over financial reporting.

During the Company’s fiscal years ended December 31, 2022 and 2021, and through September 30, 2023 neither the Company nor anyone on the Company’s behalf consulted with Bolko regarding any of the following:

(i)       either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Bolko concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(ii)       any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

On October 16, 2023, Bolko resigned as the Company’s independent accountant.

The Company requested Bolko to furnish it with a letter addressed to the SEC stating whether or not Bolko agrees with the above statements which, when received, will be filed in accordance with 17 CFR § 229.304(a)(3).

On March 1, 2024, the Company engaged Integrität Audit, Accounting & Advisory, LLC (“Integrität”) as its new independent accountant/auditor.

Prior to engaging Integrität, neither the Company nor anyone acting on the Company’s behalf consulted with Integrität regarding any of the following:

(i) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Integrität concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) Any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v))

ITEM 5.01	Changes in CONTROL OF Registrant

On July 22, 2022, Gail Levy, the holder of 850,000 shares of Series C Preferred Stock and the controlling shareholder of the Company, appointed Dawn Cames as the principal financial officer of the Company and as a member of the Company’s board of directors. In conjunction with the appointment of Ms. Cames, Ms. Levy (i) assigned 1 share of Series C Preferred Stock to Ms. Cames; and (ii) cancelled and returned 849,999 shares of Series C Preferred Stock to the Company. As a result of this transaction, and by virtue of the voting rights set forth in the Series C Preferred Stock Certificate of Designation, Ms. Cames became the controlling shareholder and sole director of the Company.

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ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 22, 2022, the following changes occurred in the order presented with respect to the Company’s officers and directors:

-	James C. Sanborn (COO, Director) and Leonard Klingbaum (Director) resigned from all officer and director positions held within the Company.

-	Dawn Cames (54) was appointed as Chairman of the board of directors. Ms. Cames is an executive with 27 years in the luxury automotive business. Since 2007, Ms. Cames has served as General Manager for JLR Long Island. She also served as President and director Ficaar, Inc. from July 2015 – July 2021. Throughout her career, Ms. Cames has worked with her teams to drive common processes, business results and customer loyalty. Her experience working with national marketing boards has helped Dawn launch new product lines in the very competitive markets. That experience will be influential in helping the Company expand its business through the development and launching of new products into new markets.

-	Gail Levy (68) was appointed as President of the Company and resigned as CEO and as a director, leaving Dawn Cames as the sole director of the Company. As President of the Company, Ms. Levy was given two-year employment agreement (attached hereto as Exhibit 10.9) pursuant to which she would receive a salary in the amount of $120,000 per year. The employment agreement automatically renews for one (1) year periods unless cancelled by either party within 30 days of renewal or unless terminated for cause (as defined in the agreement).

On August 1, 2022, Dawn Cames was appointed as interim CFO/principal financial and accounting officer.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that the agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

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Exhibits

Exhibit No.	Description	Filed herewith (*)	Incorporated by reference (Filing)
10.0	Memorandum of Understanding (Bearface LLC)	*
10.1	Consulting Agreement, as amended (Concorde Consulting Corp)	*
10.2	Royalty Agreement (Concorde Consulting Corp)	*
10.3	Secured Promissory Note (Concorde Consulting Corp)	*
10.4	Security Agreement (Concorde Consulting Corp)	*
10.5	Stock Purchase Agreement (Bearface LLC)	*
10.6	Stock Purchase Agreement (Bearface LLC)	*
10.7	Settlement Agreement (Richard Propper)	*
10.8	Settlement Agreement (Connie Lemen)	*
10.9	Employment Agreement (Gail Levy)	*
17.1	Resignation of James C. Sanborn dated July 22, 2022	*
17.2	Resignation of Leonard Klingbaum dated July 22, 2022	*
17.3	Resignation of Gail Levy dated July 22, 2022	*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2024	HFactor, Inc. By: /s/ Mike Lee Mike Lee, COO

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